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Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Douglas B. Roberts whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ DOUGLAS B. ROBERTS Douglas B. Roberts Title: Director

        Date: 3 March 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Senator William Bradley whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ SENATOR WILLIAM BRADLEY Senator William Bradley Title: Director

        Date: 21 February 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, George R. Roberts whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ GEORGE R. ROBERTS George R. Roberts Title: Director

        Date: March 5, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Henry R. Kravis whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ HENRY R. KRAVIS Henry: R. Kravis Title: Director

        Date: March 5, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, James R. Fisher whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ JAMES R. FISHER James R. Fisher Title: Director

        Date: March 3, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Perry Golkin whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ PERRY GOLKIN Perry Golkin Title: Director

        Date: March 5, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Paul M. Hazen whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ PAUL M. HAZEN Paul M. Hazen Title: Director

        Date: March 3, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Scott C. Nuttall whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ SCOTT C. NUTTALL Scott C. Nuttall Title: Director

        Date: March 5, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Todd A. Fisher whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ TODD A FISHER Todd A Fisher Title: Director

        Date: March 4, 2003

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  Exhibit 24.1